Exhibit 10.8

SECOND MODIFICATION TO
BUSINESS LOAN AND SECURITY AGREEMENT

THIS SECOND MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this “Modification”) is made as of the 9th day of July, 2002, by and among (i) CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as a Lender, Swing Line Lender and as the Administrative Agent for the Lenders (hereinafter defined), having offices at 8521 Leesburg Pike, Suite 405, Vienna, Virginia 22182; (ii) PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), acting in its capacity of Lender and as the Documentation Agent for the Lenders, having offices at One PNC Plaza, 6th Floor, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222; (iii) BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, a Virginia banking corporation (“BB&T”), having offices at 8200 Greensboro Drive, Suite 250, McLean, Virginia 22102, (iv) CHEVY CHASE BANK, F.S.B., a federal savings bank (“Chevy Chase”) having offices at 7501 Wisconsin Avenue, 12th Floor, Bethesda, Maryland 20814, (v) any other Lender parties to the Loan Agreement (hereinafter defined) from time to time; (vi) MANTECH INTERNATIONAL CORPORATION, a Delaware corporation (“MIC”); MANTECH ADVANCED SYSTEMS INTERNATIONAL, INC.; a Virginia corporation, MANTECH SYSTEMS ENGINEERING CORPORATION, a Virginia corporation; NSI TECHNOLOGY SERVICES CORPORATION, a California corporation; MANTECH SYSTEMS CORPORATION, a New Jersey corporation; MANTECH SOLUTIONS CORPORATION, a Virginia corporation; MANTECH ENVIRONMENTAL TECHNOLOGY, INC., a Virginia corporation; MANTECH SUPPORT TECHNOLOGY, INC., a Virginia corporation; MANTECH AUSTRALIA INTERNATIONAL, INC., a Virginia corporation formerly known as ManTech Computer Company, Inc.; FIELD SUPPORT SERVICES MÜHENDISLIK LIMITED SIRKETI, a corporation organized and existing under the laws of Turkey; MASI U.K. LIMITED, a corporation organized and existing under the laws of the United Kingdom; MANTECH TELECOMMUNICATIONS AND INFORMATION SYSTEMS CORPORATION, a Delaware corporation formerly known as ManTech Strategic Associates, Ltd.; TECHNOLOGY MANAGEMENT CORPORATION, a Virginia corporation; SCIENCE ENGINEERING & ANALYSIS, INCORPORATED, a Virginia corporation; MANTECH ENVIRONMENTAL RESEARCH SERVICES CORP., a Virginia corporation; NSI ENVIRONMENTAL SOLUTIONS, INC., a Virginia corporation; MANTECH ENVIRONMENTAL CORPORATION, a Virginia corporation; MANTECH SYSTEMS SOLUTIONS CORPORATION, a Virginia corporation formerly known as Tidewater Consultants, Inc.; MANTECH SOLUTIONS & TECHNOLOGIES CORPORATION, a Virginia corporation formerly known as ManTech Systems Integration Corporation; MANTECH TEST SYSTEMS, INC., a Virginia corporation; MANTECH U.K. SYSTEMS CORPORATION, a Virginia corporation; REDESMUNDIAL, S.A., a corporation organized and existing under the laws of the Republic of Panama formerly known as ManTech International Panama, Inc.; MANTECH GERMANY SYSTEMS CORPORATION, a Virginia corporation; MANTECH CHINA SYSTEMS CORPORATION, a Virginia corporation; MANTECH ADVANCED DEVELOPMENT GROUP, INC., a California corporation; MANTECH ENTERPRISE SOLUTIONS, INC., a Virginia corporation; MANTECH ADVANCED RECOGNITION LIMITED, a private company registered in England under the number 885326 formerly known as Advanced Recognition Limited; VOBIX CORPORATION, a Virginia corporation; MANTECH DATABASE SERVICES EUROPE LIMITED, a corporation organized and existing under the laws of the United Kingdom; MANTECH SECURITY TECHNOLOGIES

CORPORATION, a Virginia corporation (each, a “Borrower” and collectively, the “Borrowers”), and (vii) each other person or entity hereafter becoming a “Borrower” party to the Loan Agreement (as hereinafter defined) by executing a “Joinder Agreement” pursuant to the Loan Agreement. For purposes of this Modification, (a) Citizens Bank (acting in its capacity as a Lender), PNC (acting in its capacity as a Lender), BB&T and Chevy Chase are collectively referred to herein as the “Lenders”; (b) the Administrative Agent and the Documentation Agent are collectively referred to herein as the “Agents”; and (c) all other capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

W I T N E S S E T H   T H A T:

WHEREAS, pursuant to that certain Business Loan and Security Agreement dated as of December 17, 2001 (as the same has been amended by that certain First Modification to Business Loan and Security Agreement dated as of July 1, 2002, and as the same may be further amended or modified from time to time, the “Loan Agreement”), by and among the Lenders, the Borrowers and the Agents, the Borrowers obtained a loan (the “Loan”) from the Lenders in the original aggregate maximum principal amount of Seventy-one Million Four Hundred Thousand and No/100 Dollars ($71,400,000.00), evidenced by the Notes and secured by, among other things, certain collateral more fully described in Section 3.1 of the Loan Agreement; and

WHEREAS, the Borrowers have requested that certain adjustments be made to the Pricing Grid attached as Exhibit 9 to the Loan Agreement; and

WHEREAS, the Lenders have agreed to amend the Loan Agreement as requested subject to, among other things, the terms, covenants, agreements and limitations set forth in this Modification, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.    The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2.    Effective as of July 12, 2002, Exhibit 9 attached to the Loan Agreement shall be automatically (and without further documentation) deleted in its entirety and the Exhibit 9 attached hereto substituted in lieu thereof.

3.    Each Borrower hereby acknowledges and agrees that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

4.    The Borrowers hereby represent and warrant that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof.

5.    This Modification may be executed by facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same document.

6.    This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to choice of law principles. This Modification shall be binding upon the Borrowers, each Lender, the Agents and their respective successors and assigns.

7.    The section and other headings contained in this Modification (if any) are for convenience of reference only, and in no way define, limit or describe the scope of this Modification or the intent of any provision hereof.

8.    By its execution below, BB&T hereby acknowledges and agrees that, to the extent applicable to the Lenders, BB&T is bound by and subject to all of the terms and provisions set forth in that certain First Modification to Business Loan and Security Agreement dated as of July 1, 2002 as if BB&T were an original signatory party thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Modification has been signed, sealed and delivered as of the date and year first above written.

WITNESS:		MANTECH INTERNATIONAL CORPORATION, a Delaware corporation;

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

MANTECH ADVANCED SYSTEMS INTERNATIONAL, INC., a Virginia corporation;
MANTECH SYSTEMS ENGINEERING CORPORATION,  a Virginia corporation;
NSI TECHNOLOGY SERVICES CORPORATION, a California corporation;
MANTECH SYSTEMS CORPORATION, a New Jersey corporation;
MANTECH SOLUTIONS CORPORATION, a Virginia corporation;
MANTECH ENVIRONMENTAL TECHNOLOGY, INC., a Virginia corporation;
MANTECH SUPPORT TECHNOLOGY, INC., a Virginia corporation;
MANTECH AUSTRALIA INTERNATIONAL, INC., a Virginia corporation formerly known as ManTech Computer Company, Inc.;
FIELD SUPPORT SERVICES MÜHENDISLIK LIMITED SIRKETI, a corporation organized and existing under the laws of Turkey;
MANTECH TELECOMMUNICATIONS AND INFORMATION SYSTEMS CORPORATION, a Delaware corporation formerly known as ManTech Strategic Associates, Ltd.;

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

TECHNOLOGY MANAGEMENT CORPORATION, a Virginia corporation;
SCIENCE ENGINEERING & ANALYSIS, INCORPORATED, a Virginia corporation;
MANTECH ENVIRONMENTAL RESEARCH SERVICES CORP., a Virginia corporation;
NSI ENVIRONMENTAL SOLUTIONS, INC., a Virginia corporation;
MANTECH ENVIRONMENTAL CORPORATION, a Virginia corporation;
MANTECH SYSTEMS SOLUTIONS CORPORATION, a Virginia corporation formerly known as Tidewater Consultants, Inc.
MANTECH TEST SYSTEMS, INC., a Virginia corporation;
MANTECH SOLUTIONS & TECHNOLOGIES CORPORATION, a Virginia corporation formerly known as ManTech Systems Integration Corporation;
MANTECH U.K. SYSTEMS CORPORATION, a Virginia corporation;
REDESMUNDIAL, S.A., a corporation organized and existing under the laws of the Republic of Panama, formerly known as ManTech International Panama, Inc.;
MANTECH CHINA SYSTEMS CORPORATION, a Virginia corporation;
MANTECH GERMANY SYSTEMS CORPORATION, a Virginia corporation;
MANTECH ADVANCED DEVELOPMENT GROUP, INC., a California corporation;
MANTECH ENTERPRISE SOLUTIONS, INC., a Virginia corporation;
VOBIX CORPORATION, a Virginia corporation
MANTECH SECURITY TECHNOLOGIES CORPORATION, a Virginia corporation

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

MASI U.K. LIMITED, a corporation organized and existing under the laws of the United Kingdom;
MANTECH ADVANCED RECOGNITION LIMITED, a private company registered in England under the number 885326, formerly known as Advanced Recognition Limited; and
MANTECH DATABASE SERVICES EUROPE LIMITED, a United Kingdom corporation

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Attorney-in-Fact

LENDERS(S):

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ LESLIE A. GRIZZARD
Name: Leslie A. Grizzard Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ DOREEN K. CASEY
Name: Doreen K. Casey Title: Vice President

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, a Virginia banking corporation

By:	/s/ RONALD P. GUDBRANDSEN
Name: Ronald P. Gudbrandsen Title: Senior Vice President

CHEVY CHASE BANK, F.S.B., a federal savings bank

By:	/s/ ERIC A. PIETRAS
Name: Eric A. Pietras Title: Vice President

ADMINISTRATIVE AGENT:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ LESLIE A. GRIZZARD
Name: Leslie A. Grizzard Title: Vice President

DOCUMENTATION AGENT:

PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ DOREEN K. CASEY
Name: Doreen K. Casey Title: Vice President

EXHIBIT 9

[Pricing Grid]

If the Total Debt to EBITDA Ratio is:	less than or equal to 1.25 to 1.00	greater than 1.25 to 1.00, but less than or equal to 2.00 to 1.00	greater than 2.00 to 1.00, but less then or equal to 2.50 to 1.00	greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00

then the Facility A LIBOR Margin shall be:	1.00%	1.25%	1.50%	1.75%

then the Facility A Base Rate Margin shall be:	0.00%	0.00%	0.25%	0.05%

then the Facility A Commitment Fee shall be:	0.25%	0.25%	0.325%	0.325%

then the Letter of Credit Fee shall be:	1.00%	1.25%	1.50%	1.75%